Equipment Installment Plan Receivables (Unamortized Imputed Discount and Allowance for Credit Losses) (Details) - Equipment Installment Plan Receivable [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Imputed discount and allowance for credit losses, beginning of period	$ 333	$ 448
Bad debt expense	250	365
Write-offs, net of recoveries	(277)	(333)
Changes in imputed discount on short-term and long-term EIP receivables	186	(84)
Impacts from sales of EIP receivables	(176)	(63)
Imputed discount and allowance for credit losses, end of period	$ 316	$ 333
Weighted average effective imputed interest rate	9.00%	8.80%